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                                                                   EXHIBIT 10.26

                                   AGREEMENT

      THIS AGREEMENT (the "Agreement") effective as of March 26, 1997 (the "Effective Date") is made by and among Xenotech, L.P., a California limited partnership ("XT"), Xenotech, Inc., a Delaware corporation and General Partner of XT ("XT"), Cell Genesys, Inc., a Delaware corporation ("CGI"), Abgenix, Inc., a Delaware corporation and wholly-owned subsidiary of CGI ("ABX"), JAPAN TOBACCO INC., A Japanese corporation ("JT"), and JT Immunotech USA Inc., a New York corporation and wholly-owned indirect subsidiary of JT ("JT").

                                    RECITALS

      A. XT, CGI, ABX and JT, along with GenPharm International, Inc. ("GPI"), are entering into that certain Release and Settlement Agreement (the "Settlement Agreement"), dated March 26, 1997, and pursuant thereto that certain Cross License Agreement (the "Cross License Agreement") and Interference Settlement Procedure Agreement (the "Interference Settlement Procedure Agreement"), and CGI and GPI are entering into that certain Sublicense Agreement ("Sublicense Agreement" and, together with the Settlement Agreement, Cross License Agreement and Interference Settlement Procedure Agreement, the "GPI Agreements"), each of even date therewith.

      B. The parties now wish to enter into certain agreements relating to the obligations of XT, CGI, ABX and JT under the GPI Agreements.

      NOW, THEREFORE, in consideration of the covenants, conditions, and undertakings hereinafter set forth, it is agreed by and among the parties as follows:

1. DEFINITIONS

      1.1 "Convertible Note" shall mean the $15,000,000 convertible note attached as Exhibit A to the Cross License Agreement.

      1.2 "Master Research License and Option Agreement" shall mean the Master Research License and Option Agreement among CGI, JT and XT dated June 28, 1996.

      1.3 "Patent Rights" shall have the meaning set forth in the Cross License Agreement.

      1.4 "Third Party License Agreements" shall have the meaning set forth in the Cross License Agreement.

      1.5 "Xenotech Group" shall have the meaning set forth in the Interference Settlement Procedure Agreement.
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2.    AMENDMENT OF EXISTING LICENSES

      The parties agree that all existing licenses among them are hereby amended to be subject to those rights granted to GPI pursuant to the Cross License Agreement. In the event of any conflict between the Cross License Agreement and such existing licenses, the parties agree that the Cross License Agreement shall control.

3.    PATENT RIGHTS

      The parties agree that the Patent Rights licensed to XT pursuant to the Cross License Agreement shall become part of XenoMouse Technology, as such term is defined in Master Research License and Option Agreement, and shall be subject to all of the rights and obligations of the parties with respect to XenoMouse Technology.

4.    AMENDMENT OF LIMITED PARTNERSHIP AGREEMENT

      The parties agree that Section 10.6(b) of the Limited Partnership Agreement among XTI, as General Partner, CGI and JTI, as Limited Partners, as amended by Amendments Nos. 1, 2, 3, and 4 thereto (the "Limited Partnership Agreement") is hereby further amended by adding reference to the Cross License Agreement as clause (x) thereto.

5.    PAYMENTS TO GPI

      5.1 JT shall be responsible for making payment of $3,750,000 to GPI pursuant to the Settlement Agreement.

      5.2 XT shall be responsible for making the payment of $7,470,000 to GPI pursuant to Section 3.1 of the Cross License Agreement and CGI shall be responsible for making payment of $11,280,000 to GPI pursuant to such section. ABX and JTI shall be responsible for making capital contributions to XT equal to one-half of any payments made by XT pursuant to this Section 5.2, with a $3,735,000 portion of the Convertible Note being deemed to constitute ABX's contribution thereof. ABX and JTI agree that, as of the date of the deemed contribution, the fair market value of the portion of the Convertible Note being contributed is equal to $3,735,000 for partnership capital allocation purposes.

      5.3 XT shall be responsible for making the payments of $7,500,000 each to GPI pursuant to Section 3.2 of the Cross License Agreement. ABX and JTI each shall be responsible for making capital contributions to XT equal to one-half of any payments made by XT pursuant to this Section 5.3.

      5.4 The parties confirm that the allocation set forth in Section 8.1(e) of the Limited Partnership Agreement applies to allocate to ABX any partnership income arising with respect to the Convertible Note.

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6.    AMENDMENT OF AGREEMENTS; OTHER ACTIONS

      The parties agree to complete all such further amendments to existing agreements and other actions as may be necessary or appropriate to effect the purposes of the provisions of this Agreement and the GPI Agreements within 60 days of the Effective Date.

7.    INTERFERENCE AGREEMENT

      When the Xenotech Group is required or allowed to take action pursuant to the Interference Settlement Procedure Agreement, such action shall be taken by the party having responsibility for prosecuting the patent application or which had responsibility for prosecuting the patent involved, pursuant to the existing agreements among the parties, unless not provided for therein, in which case the inventing party (or the assignee of the inventor) shall have such responsibility.

8.    THIRD PARTY LICENSE AGREEMENTS

      When the Xenotech Group is required or allowed to take action pursuant to the Cross License Agreement with respect to a Xenotech Group Third Party License Agreement, such action shall be taken and controlled by the party initially responsible for negotiating such Third Party License Agreement. Any costs arising from such action which are not borne by GPI shall be shared equally by JT and ABX.

9.    [*] OPTION

      If either ABX or JT (the "Exercising Party") desires to exercise the option to obtain a sublicense pursuant to Section 2.10 of the Cross License Agreement, the Exercising Party shall notify the other party. If the other party notifies the Exercising Party that it also desires such sublicense, then XT shall exercise such option, each of ABX and JT shall pay to XT [*] and the technology sublicensed shall become part of the XenoMouse Technology in the same manner as set forth in Section 3 above. If the other party declines such sublicense or does not notify the Exercising Party within thirty days that it also desires such sublicense, the Exercising Party may exercise such option directly and shall, in such case, pay the entire sublicense fee.

10.   LEGAL FEES

      Each party shall bear its own legal fees relating to the GPI Agreements.

11.   MISCELLANEOUS

      No provision of this Agreement may be modified or amended except expressly in writing signed by the parties nor shall any terms be waived except expressly in a writing signed by the party

*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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charged therewith. This Agreement shall be governed in accordance with the laws of the State of California, without regard to principles of conflicts of laws.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective duly authorized officers as of the day and year first above written, each copy of which shall for all purposes be deemed to be original.

                          XENOTECH, INC. (AS GENERAL
                          PARTNERS OF XENOTECH, L.P.


                          By: /s/ RAYMOND M. NITHY
                              ----------------------
                          Name: Raymond M. Nithy
                               ---------------------
                          Title: Chairman
                                 -------------------

                          By: /s/ TAKASHI KAMIYA
                              ----------------------
                          Name: Takashi Kamiya
                               ---------------------
                          Title: President and CEO
                                 -------------------

                          XENOTECH, INC.

                          By: /s/ RAYMOND M. NITHY
                              ----------------------
                          Name: Raymond M. Nithy
                               ---------------------
                          Title: Chairman
                                 -------------------

                          By: /s/ TAKASHI KAMIYA
                              ----------------------
                          Name: Takashi Kamiya
                               ---------------------
                          Title: President and CEO
                                 -------------------



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                               CELL GENESYS, INC.

                               By: /s/ STEPHEN A. SHERMAN
                                   ----------------------
                               Name: Stephen A. Sherman
                                    ---------------------
                               Title: Chairman and CEO
                                      -------------------

                               ABGENIX, INC.

                               By: /s/ R. SCOTT GREEN
                                   ----------------------
                               Name: R. Scott Green
                                    ---------------------
                               Title: President and CEO
                                      -------------------


                               JAPAN TOBACCO INC.

                               By: /s/ MASAKAZU KAKEI
                                   --------------------------------------------
                               Name: Masakazu Kakei
                                    -------------------------------------------
                               Title: Managing Director Pharmaceutical Business
                                      -----------------------------------------

                               JT IMMUNOTECH USA INC.

                               By: /s/ NORIAKI OKUBO
                                   ----------------------
                               Name: Noriaki Okubo
                                    ---------------------
                               Title: President
                                      -------------------

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